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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Shaw Group Inc. (the "Company") on Form 10-Q for the fiscal quarter ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J.M. Bernhard, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ J. M. Bernhard, Jr.
---------------------------
J. M. Bernhard, Jr.
President and Chief Executive Officer
July 15, 2003






A signed original of this written statement required by Section 906 has been provided to The Shaw Group Inc. and will be retained by The Shaw Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.